UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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BG Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

April 28, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BG Financial Group, Inc. (the “Company”) to be held at 10:00 a.m., Eastern Daylight Time on Thursday, May 25, 2006, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

At the meeting you will be asked to:

•       Elect two Class II directors to serve until the 2009 annual meeting of shareholders;

•       Ratify the appointment of Pershing Yoakley & Associates, P.C. as the Company’s independent accountants and auditors for fiscal year 2006; and

•       Transact such other business as may properly come before the meeting or any adjournment thereof.

We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Detailed information relating to the Company’s activities and operating performance during fiscal 2005 is contained in the Company’s Annual Report on Form 10-K, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2005 Annual Report on Form 10-K, you may request a copy from J. Robert Grubbs, President, BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744, (423) 636-1555. In addition, you may access and review our annual financial statements for the year ended December 31, 2005 at our website www.bankofgreeneville.com.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holding. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy as soon as possible to:

BG Financial Group, Inc.
P. O. Box 610
Greeneville, Tennessee 37744

Please RSVP to Leanna Harrison on or before May 15, 2006 at (423) 636-1555 if you plan on personally attending the annual meeting. If you have any questions in the interim, please do not hesitate to contact me.

Bank of Greeneville continued to be a profitable entity in 2005. Net income increased for the Bank 17.8% from $532,398 in 2004 to $626,979 in 2005 and the consolidated returns of the holding company, BG Financial Group, Inc. (Company) increased 15.9% from $504,145 in 2004 to $584,410 in 2005.

The issue of dividends has been a topic of interest for many of our shareholders. We believe that the dividend issue must be looked at in relationship to our future growth and capital requirements. While our profitability might allow for a small and rather insignificant dividend per share to be paid at the present time, it could be at the expense of paying a more meaningful and consistent dividend per share in the future. Also, payment of dividends now may significantly limit our growth potential. We depend on retaining earnings to augment capital in order to grow within regulatory capital guidelines. If retained earnings are paid out in the form of dividends rather than retained for capital, we could limit our capacity for growth in the near future.

It is anticipated that we will also be eligible to participate in certain trust preferred security offerings during 2006. This is one way we can increase tier one capital without diluting shareholder value. This form of capital will support a significant increase in asset size and earnings. It is anticipated that the Company will be able to expand into new markets with the augmented capital. Furthermore, the potential increase in earnings is anticipated to not only support additional growth but to also allow for an opportunity to pay significant and consistent dividends in the future.

The most recent growth and expansion of the Bank is a new branch location at 208 Summer Street, Greeneville, Tennessee. The new office is expected to be in full operation by the second week of May. This new financial center gives the Bank a centralized downtown location to compliment the Greeneville office locations on the Andrew Johnson Highway and Asheville Highway.

Bank of Greeneville has been blessed by the tremendous support of its directors, employees, and shareholders over the past 4 1/2 years. We appreciate the dedication and loyalty of every person that has contributed to the success of our organization.

Sincerely,
/s/ J. ROBERT GRUBBS
J. Robert Grubbs
President & CEO

BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 25, 2006

Notice is hereby given that the Annual Meeting of Shareholders of BG Financial Group, Inc. (the “Company”) will be held on Thursday, May 25, 2006, at 10:00 a.m. Eastern Daylight Time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, for the following purposes:

1.                To elect two Class II directors to serve until the 2009 annual meeting of shareholders;

2.                To ratify the appointment of Pershing Yoakley & Associates, P.C. as the Company’s independent accountants and auditors for fiscal year 2006; and

3.                To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 20, 2006 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

By Order of the Board of Directors
/s/ T. DON WADDELL
T. Don Waddell
Secretary
April 28, 2006

YOUR VOTE IS IMPORTANT

Whether you expect to attend the meeting or not, please mark, sign, date, and return the enclosed proxy as promptly as possible to BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744. In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

BG Financial Group, Inc.
P.O. Box 610
Greeneville, Tennessee 37744

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement and accompanying proxy are being furnished to shareholders of BG Financial Group, Inc. (the “Company”) in connection with the solicitation of proxies by the board of directors to be used at the annual meeting of shareholders. Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, notice of annual meeting and proxy will be mailed to all shareholders on or about April 28, 2006.

BG Financial Group, Inc., is a bank holding company for Bank of Greeneville (the “Bank”), headquartered in Greeneville, Tennessee.

Information About the Annual Meeting

When is the annual meeting?

Thursday, May 25, 2006 at 10:00 a.m. Eastern Daylight Time.

Where will the annual meeting be held?

General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

What items will be voted upon at the annual meeting?

You will be voting upon the following matters:

1.                Election of two Class II directors to serve until the 2009 annual meeting of shareholders;

2.                Ratification of the appointment of Pershing Yoakley & Associates, P.C. as the Company’s independent accountants and auditors for fiscal year 2006; and

3.                Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 20, 2006, the record date. Each shareholder is entitled to one vote for each share of common stock held on April 20, 2006. On that date, there were 2,310,771 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of the Company’s auditors, you may vote “for” or “against” or you may “abstain” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them “for” the election of the nominees for directors, and “for” the ratification of Pershing Yoakley & Associates, P.C. as the Company’s auditors.

The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1.                submitting another proxy with a more recent date than that of the proxy first given; or

2.                sending written notice of revocation to our corporate secretary, T. Don Waddell, c/o BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744; or

3.                attending the annual meeting and voting in person, although attending the meeting will not by itself revoke your previously granted proxy.

If I plan to attend the annual meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the meeting. Written ballots will be available at the annual meeting for shareholders of record. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

How many votes are required?

If a quorum is present at the annual meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting and the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a “quorum” for the meeting?

A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. As of April 20, 2006, there were 2,310,771 shares of common stock issued and outstanding, so 1,155,386 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Who pays for the solicitation of proxies?

This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s board of directors. The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the Company and the Bank who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

When are shareholder proposals for next year’s annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2007 must be received by the Secretary of the Company at P.O. Box 610, Greeneville, Tennessee 37744, no later than December 20, 2006. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2007 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal at the address above by or before March 6, 2007. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2007 annual meeting.

Proposal 1—Election of Directors

The board of directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The board has nominated the following two persons to serve as Class II directors: Don E. Claiborne and Wendy C. Warner, and if elected they will serve until the 2009 annual meeting of shareholders. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The remaining members of the board listed below will continue as members of the board until their respective terms expire, as indicated below. All of the current directors and nominees have served as directors of the Bank since it began operations in July 2001, and have been members of the board of the Company since it was formed in 2003. Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

Information about the individuals nominated as directors and the remaining members of the board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

CLASS II NOMINEES FOR ELECTION
(Terms Expiring 2009)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since
Don E. Claiborne	51	Veterinarian; Director and Senior Vice President of Bank	2001	*
Wendy C. Warner	45	Real Estate; Director and Chairman of the Board	2001	*

*                    Includes time served on Bank of Greeneville board of directors

Don E. Claiborne is a director of the Company and the Bank. Mr. Claiborne serves as Senior Vice President and Loan Officer of the Bank. A retired veterinarian, he is the former owner of Brookfield Animal Hospital in Greeneville, Tennessee. Mr. Claiborne received both his doctor of veterinary medicine degree and his undergraduate degree from the University of Tennessee in Knoxville.

Wendy C. Warner is a director and Chairman of the Board of the Company and the Bank. Ms. Warner is the President of Warner Realty Company, West Main Cash, Inc. and SAWLEW Inc., all in Greeneville, Tennessee. She graduated from East Tennessee State University in 1986 with a B.S. in business administration. She has received the CCIM designation.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS I INCUMBENT DIRECTORS
(Terms Expiring 2008)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Company	Director Since
J. Robert Grubbs	52	Bank President; President and Chief Executive Officer; Director	2001	*
Leonard B. Lawson	49	General Manager, Chevrolet Dealership; Director	2001	*

*                    Includes time served on Bank of Greeneville board of directors

J. Robert Grubbs serves as the President and Chief Executive Officer of the Bank and the Company, and is a director of the Bank and the Company. Prior to joining the Bank, Mr. Grubbs was an Executive Vice President with Andrew Johnson Bank in Greeneville, Tennessee, and prior to that was a Senior Vice President with Greene County Bank in Greeneville, Tennessee. Mr. Grubbs received his undergraduate degree from the University of Tennessee in 1975 and has a law degree from the Nashville School of Law.

Leonard B. Lawson is a director of the Company and the Bank. He is the Vice President and General Manager of Lawson Chevrolet and Mazda, Inc. in Greeneville, Tennessee, the Vice President Dealer-Operator of Lawson Mountain Mazda Mitsubishi, President Dealer Gateway Ford Lincoln and Mercury, and the Vice President of Lawson Chevrolet. Mr. Lawson received his B.S. degree in marketing from the University of Tennessee in 1978 and graduated from the General Motors School of Merchandising and Management.

CLASS III INCUMBENT DIRECTORS
(Terms Expiring 2007)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Company	Director Since
William J. Smead	60	Physician; Director	2001	*
Roger A. Woolsey	51	Attorney; Director	2001	*

*                    Includes time served on Bank of Greeneville board of directors

William J. Smead is a director of the Company and the Bank. Dr. Smead is a physician and principal in The Greeneville Eye Clinic in Greeneville, Tennessee. He received his undergraduate degrees from University of Arkansas in Fayetteville, Arkansas, and he also received his Medical Degree from University of Arkansas.

Roger A. Woolsey is a director of the Company and the Bank. Mr. Woolsey practices law in Greeneville, Tennessee, with Woolsey & Woolsey attorneys at law. He received both his undergraduate degree and his law degree from the University of Tennessee in Knoxville.

EXECUTIVE OFFICERS

Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal. The Company has the following executive officer in addition to Mr. Grubbs, whose description is detailed above in Proposal 1. Election of Directors.

Name	Age	Present Position
T. Don Waddell	58	Chief Financial Officer, Secretary

T. Don Waddell serves as the Chief Financial Officer and Secretary of the Bank and the Company. Prior to joining the Bank, Mr. Waddell was a Certified Public Accountant in private practice and was the Chief Financial Officer of Greene County Bancshares, Inc., Greeneville, Tennessee, for eight years. Mr. Waddell received his undergraduate degree from East Tennessee State University in 1973.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

Pursuant to Tennessee law, the Company’s business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

The Company’s bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. The board is currently composed of 6 members. The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the Company’s common stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the Company’s directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of a majority of the board of directors.

2005 Board and Committee Meetings

During 2005 the Bank’s board of directors held fourteen meetings, the Audit Committee held five meetings, the ALCO Committee held twelve meetings, the Executive Committee held three meetings, the IT Committee held six meetings, and the Compensation Committee held two meetings. All board members attended at least 75% of our board meetings and the meetings of the committees of which that director is a member.

Attendance at Annual Shareholders’ Meeting

All directors are expected to attend the annual shareholders’ meeting and their attendance is recorded in the minutes. All board members attended the annual shareholders’ meeting last year.

Board Committees

The board has 2 standing committees: the Audit Committee and the Compensation Committee.

Audit Committee.   The Audit Committee consists of Messrs. Lawson, Woolsey and Smead and Ms. Warner. The Audit Committee has the authority and responsibility to insure the accuracy and reliability of the Company’s financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies. No member of the Audit Committee is an “Audit Committee Financial Expert” as that term is defined in Item 401(h) of Regulation S-K. The board believes that the expense to retain an Audit Committee Financial Expert at this time is cost prohibitive. However, the board believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee.   The Compensation Committee consists of Messrs. Grubbs, Claiborne, Lawson, Woolsey and Smead. The Compensation Committee evaluates the performance of the Bank’s executive officers and determines their compensation.

Nominations for Directorships

The Company currently has no standing nominating committee because of the long tenure of the current directors, because a majority of the members of the board are independent and because the Company has determined that the entire board of directors itself adequately serves the function of a nominating committee.

The board has determined that all of the directors, other than Messrs. Claiborne and Grubbs, are independent under the New York Stock Exchange requirements. Vacancies on the board may be filled by a majority of the remaining directors.

With respect to the nominating process, the board discusses and evaluates possible candidates in detail. The board selects new nominees for the position of an independent director based on the following criteria:

•       Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•       Current knowledge and contacts in Greeneville and in the banking industry or other industries relevant to the Company’s business.

•       Diversity of viewpoints, background, experience and other demographics.

•       Ability and willingness to commit adequate time to board and committee matters.

•       The fit of the individual’s skills and personality with those of other directors and potential directors in building a board that is effective and responsive to its duties and responsibilities.

The board does not set specific, minimum qualifications that nominees must meet in order for the board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the board of directors.

Once a candidate is identified whom the board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

The board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairperson of the Board, in care of the Corporate Secretary. A shareholder’s nomination must contain:

•       A statement that the writer is a shareholder and is proposing a candidate for consideration by the board;

•       The name of and contact information for the candidate;

•       A statement of the candidate’s business and educational experience;

•       Information regarding each of the factors listed above, sufficient to enable the board to evaluate the candidate;

•       A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•       A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•       A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

The Company does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its board. All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our board of directors on matters other than director nominations should submit their communication in writing to the Chairperson of the Board of Directors, c/o Corporate Secretary, BG Financial Group, Inc., 3095 Andrew Johnson Highway, Greeneville, Tennessee 37745, and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

Director Compensation

Directors receive $500 for each board meeting they attend. The directors, other than those individuals who also serve as officers, receive $150 for each committee meeting they attend. All directors receive an annual retainer of $6,000. During 2005, the Bank paid $77,650 in directors’ fees.

Other Directorships and Family Relationships

No director of the Company currently serves as a director of any other public company. We are not aware of any family relationships between any of our directors and executive officers.

Proposal 2—Ratification of the Appointment of Pershing Yoakley & Associates, P.C.
as the Company’s Independent Accountants and Auditors for Fiscal 2006

The board of directors has confirmed the appointment by the Audit Committee of Pershing Yoakley & Associates, P.C. (“PYA”) as the Company’s independent accountants and auditors for fiscal 2006. PYA has served as independent accountants and auditors of the Company since December 2005. PYA replaced Dent K. Burk Associates, P.C. (“Burk”), which served as the independent accountants and auditors of the Bank since 2001 when the Bank was formed, and of the Company since 2003 when the Company was formed.

On November 30, 2004, the Company received a letter of resignation from Burk. Burk decided to resign as the Company’s independent public accountants because of the increased administrative and education costs Burk incurred as a result of providing audit services to one Securities and Exchange Commission registered company. On November 30, 2004, the Company appointed PYA as its new independent public accountants effective immediately. The Company’s board of directors approved the appointment of PYA, based upon the recommendation of the Audit Committee.

Burk’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2003 and December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2003 and December 31, 2002, and the subsequent interim period through November 30, 2004, there are no disagreements with Burk on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Burk’s satisfaction, would have caused Burk to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended December 31, 2003 or within the subsequent interim period through November 30, 2004.

The Company provided Burk with a copy of the foregoing disclosures and Burk provided the Company with a letter stating its agreement with these disclosures. Burk’s letter, dated November 30, 2004, stating its agreement with such statements, was included with the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 30, 2004.

During the two fiscal years ended December 31, 2003 and December 31, 2002, and the subsequent interim period through November 30, 2004, the Company did not consult with PYA regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Representatives of PYA will be present at the shareholders’ meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Assuming a quorum is present, a majority of the votes cast at the annual meeting is required to ratify the appointment of PYA as the Company’s independent accountants and auditors for fiscal year 2006.

PYA, our principal independent accountants and auditors, performed no services for the Company during 2004. Therefore, we did not pay any fees to PYA in 2004.

For services rendered in 2005 by PYA and for services rendered in 2004 by Burk, our former independent auditors, we incurred the following fees:

Audit Fees

The aggregate fees billed by PYA for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q for fiscal year 2005 were $79,180. The aggregate fees billed by Burk for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-QSB for fiscal year 2004 were $39,515.

Tax Fees

The aggregate fees billed by PYA for in fiscal year 2005 for professional services for tax compliance, tax advice and tax planning were $7,535. The aggregate fees billed by Burk in fiscal year 2004 for professional services for tax compliance, tax advice and tax planning were $1,600.

All Other Fees

There were no fees billed by PYA for other services rendered in 2005. The aggregate fees billed by Burk for other services rendered in 2004 were $13,405. These services were primarily general consultancy related services.

The Audit Committee approved the above services to be performed by PYA for the current year ended.

The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by PYA, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the Securities and Exchange Commission. All services by PYA must be pre-approved by the Audit Committee. The Audit Committee considered whether the provision of audit-related and other non-audit services conflicts with PYA’s independence, and found that this provision of services is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF PERSHING YOAKLEY & ASSOCIATES, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some directors and officers of the Bank and the Company are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company and the Bank are, at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. As of December 31, 2005, the largest aggregate amount of loan transactions with directors and officers of the Bank and their affiliates during the year totaled approximately $1,005,000, which amount is equal to 12.1% of the equity capital accounts of the Bank. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the aggregate remuneration paid by the Bank for services for the year ended December 31, 2005, 2004, and 2003 to the chief executive officer of the Bank. Two senior vice presidents also received compensation in excess of $100,000 for 2005, and are also set forth in the following table. No other officer of the Bank or the Company received compensation in excess of $100,000 during 2005, 2004, or 2003.

Summary Compensation Table

							Long-Term
							Compensation
							Awards
		Annual Compensation					Securities
					Other Annual		Underlying
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)		Options (#)
J. Robert Grubbs	2005	$171,045	$0		$20,519	(4)	0
President and Chief	2004	$163,394	$7,353	(1)	$19,040	(3)	0
Executive Officer	2003	$157,147	$20,000	(1)	$10,239	(2)	0
Douglas P. Archbold(5) Sr. Vice President and Chief Credit Officer	2005	$170,000	$0		$0		0
Julia A. Ball(5) Sr. Vice President	2005	$121,151	$0		$0		0

(1)          Amount received through profit-sharing plan in which all full-time employees of the Bank participate based on a percentage of annual base salary.

(2)          Automobile allowance.

(3)          Automobile allowance of $12,040 and director fees of $7,000.

(4)          Automobile allowance of $7,519 and director fees of $13,000.

(5)          Neither of these named officers received compensation in excess of $100,000 prior to 2005.

Employment Agreements

There are currently no employment agreements in place with respect to the Bank’s executive officers or the Company’s executive officers.

Option Grants in Fiscal Year 2005

No stock options were granted to the Bank’s executive officers or the Company’s executive officers in fiscal year 2005.

Aggregated Option Exercises in 2005 and Fiscal Year End Option Values

The following table sets forth information regarding the exercise of stock options during 2005 and the option values as of December 31, 2005 for the executive officers of the Company and the Bank.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised In-The-
	Shares		Underlying Unexercised		Money Options at FY-End
	Acquired on	Value	Options at FY-End 2005(#)		2005($)(1)
Name	Exercise	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
J. Robert Grubbs	0	$0	116,825	0	$1,363,348	0
T. Don Waddell	0	$0	16,000	0	$186,720	0

(1)          Dollar values were calculated by determining the difference between the price of the common stock on December 31, 2005 ($15.00 per share) and the exercise price of such options.

(2)          Dollar values were calculated by determining the difference between the price of the common stock at the time of exercise and the exercise price of such options.

Equity Compensation Plans

The following table summarizes as of December 31, 2005 the shares of the Company’s common stock subject to outstanding awards or available for future awards under the Bank’s equity compensation plans and arrangements. The Bank does not have a formal stock option plan; however, certain executive officers and key employees of the Bank have been granted options pursuant to stock option agreements approved by the Bank’s board of directors.

Equity Compensation Plan Information

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	242,629	$5.12	73,700
Total	242,629	$5.12	73,700

Non-qualified stock option agreements with J. Robert Grubbs and T. Don Waddell. On July 16, 2001, Mr. Grubbs and Mr. Waddell were granted options to purchase shares of the Company’s common stock. In anticipation of adopting SFAS No. 123R, the Company elected to immediately vest all remaining stock options during 2005 to avoid the recognition of compensation costs in the consolidated statement of income in future periods. The options will expire on the tenth anniversary of the grant date or, if earlier, 90 days after Mr. Grubbs or Mr. Waddell ceases to be an employee of the Bank. Neither Mr. Grubbs or Mr. Waddell exercised his option to purchase shares in 2005.

A number of non-qualified stock option agreements were entered into with various non-executive officers and employees of the Bank. In each of the agreements, the option vests in 20% equal increments over five years beginning on the first anniversary of the grant date for so long as the individual serves as an employee of the Bank. The option will become fully vested upon the death or disability of the individual or upon a change of control of the Bank. The option will expire on the tenth anniversary of the grant date or, if earlier, 90 days after the individual ceases to be an employee of the Bank. The following chart sets forth the grant date, the exercise price and number of shares available under each option agreement.

				Number of shares
		Exercise		of Company’s
Non-Qualified Option		price		common stock
Agreement	Grant Date	per share		underlying option
Agreement No. 1	July 16, 2001	$3.33	(1)	22,500	(1)
Agreement No. 2	July 16, 2001	$3.33	(1)	9,000	(1)
Agreement No. 3	July 16, 2001	$3.33	(1)	15,000	(1)
Agreement No. 4	July 16, 2001	$3.33	(1)	15,000	(1)
Agreement No. 5	July 16, 2001	$3.33	(1)	1,500	(1)
Agreement No. 6	July 16, 2001	$3.33	(1)	600	(1)
Agreement No. 7	February 16, 2002	$5.33	(1)	15,000	(1)
Agreement No. 8	September 3, 2002	$7.33	(1)	15,000	(1)
Agreement No. 9	September 3, 2002	$7.33	(1)	300	(1)
Agreement No. 10	November 12, 2002	$7.67	(1)	1,500	(1)
Agreement No. 11	November 12, 2002	$7.67	(1)	2,400	(1)
Agreement No. 12	December 6, 2002	$8.00	(1)	15,000	(1)
Agreement No. 13	November 12, 2002	$7.67	(1)	2,400	(1)
Agreement No. 14	December 6, 2002	$8.00	(1)	15,000	(1)
Agreement No. 15	October 14, 2003	$13.00		700
Agreement No. 16	October 14, 2003	$13.00		100
Agreement No. 17	October 14, 2003	$13.00		100
Agreement No. 18	October 14, 2003	$13.00		500
Agreement No. 19	July 15, 2004	$17.00		1000
Agreement No. 20	August 16, 2004	$17.00		100
Agreement No. 21	August 16, 2004	$17.00		100
Agreement No. 22	August 16, 2004	$17.00		100
Agreement No. 23	August 16, 2004	$17.00		100
Agreement No. 24	August 16, 2004	$17.00		100
Agreement No. 25	August 16, 2004	$17.00		100
Agreement No. 26	August 16, 2004	$17.00		100
Agreement No. 27	August 16, 2004	$17.00		100
Agreement No. 28	August 16, 2004	$17.00		150
Agreement No. 29	August 16, 2004	$17.00		150
Agreement No. 30	September 1, 2004	$17.00		15,000
Agreement No. 31	May 2, 2005	$19.00		100
Agreement No. 32	May 2, 2005	$19.00		100
Agreement No. 33	May 2, 2005	$19.00		500

(1)   As adjusted for the 2003 stock split.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The compensation committee consists of Messrs. J. Robert Grubbs, Don E. Claiborne, Leonard B. Lawson, Roger A. Woolsey and William J. Smead. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors. This committee evaluates the performance of the Bank’s executive officers and determines their compensation.

Chief Executive Officer Compensation

The job requirements of the Company require a CEO that can build a high-performing financial franchise and:

•       Meet or exceed ongoing profitability goals;

•       Recruit and retain a work force which embraces the culture of a high growth, values-oriented enterprise;

•       Market a financial firm that emphasizes distinctive service and expert advice to clients;

•       Plan and execute the necessary capital raising efforts to support the growth of the Company.

•       Manage and measure the risk characteristics of the firm (including soundness, operational, and reputation risks) such that risks and returns remain in balance;

•       Conduct business that is consistent with the standards of the various regulatory bodies; and

•       Provide for a corporate governance process that is considered “best practice” among publicly held entities.

In light of these job requirements, the Committee’s process for determining the compensation of J. Robert Grubbs, the Company’s CEO, involved evaluating the current performance of the CEO in accomplishing the above described job requirements as well as taking into consideration the CEO’s educational background, experience and past performance as a financial executive.

Members of the Compensation Committee:
J. Robert Grubbs
Don E. Claiborne
Leonard B. Lawson
Roger A. Woolsey
William J. Smead

Cumulative Total Returns
Comparison of
BG FINANCIAL GROUP, INC.
NASDAQ BANK INDEX
RUSSELL 3000 INDEX
At December 31, 2000 through December 31, 2005

	Period Ending
Index	2000	2001	2002	2003	2004	2005
BG Financial Group, Inc.	100.00	150.00	240.00	400.00	540.00	450.00
Russell 3000 Index	100.00	81.94	64.29	84.25	94.32	108.16
Nasdaq Bank Index	100.00	123.68	126.65	162.92	186.45	159.40

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of April 20, 2006, the Company’s records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a named executive officer of the Company and (ii) all directors and executive officers as a group. Management is not aware of any change in control of the Company which has occurred since the Bank commenced operations on July 9, 2001, other than the share exchange with the Company on January 23, 2004, or any arrangement which may, at a subsequent date, result in a change in control of the Company. Management of the Company does not know of any person, other than J. Robert Grubbs, who owns, beneficially or of record, more than 5% of the Company’s outstanding common stock. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares (#)		Percentage of Outstanding Common Stock (%)(1)
Don E. Claiborne 3888 Buckingham Road Greeneville, TN 37745	93,876	(2)	4.06
J. Robert Grubbs 1706 Brentwood Drive Greeneville, TN 37743	120,039	(3)	5.19
Leonard B. Lawson 290 Meadowwood Greeneville, TN 37745	39,014	(4)	1.69
William J. Smead 330 Patricia Lane Greeneville, TN 37743	109,936	(5)	4.76
T. Don Waddell 231 Fairfield Drive Greeneville, TN 37745	22,000	(6)	1.00
Wendy C. Warner 401 Oak Grove Avenue Greeneville, TN 37745	30,239		1.31
Roger A. Woolsey 3104 Charlie Doty Road Greeneville, TN 37743	34,486	(7)	1.49
Directors and Executive Officers (seven total)	449,590		19.46

(1)          Based on 2,310,771 shares of issued and outstanding common stock as of April 20, 2006, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options.

(2)          Includes 30,000 shares beneficially owned by Dr. Claiborne’s wife, 3,940 shares beneficially owned by Dr. Claiborne’s daughter and 4,000 shares beneficially owned by Dr. Claiborne’s son, and 15,000 exercisable stock options.

(3)          Includes 116,825 exercisable stock options.

(4)          Includes 30,750 shares held in Lawson Chevrolet Retirement Fund and 125 shares owned by Mr. Lawson’s son.

(5)          Includes 54,500 shares beneficially owned by Dr. Smead’s wife and 300 shares beneficially owned by each of Dr. Smead’s three daughters to which Dr. Smead disclaims beneficial ownership of 600 shares.

(6)          Includes 16,000 exercisable stock options.

(7)          Includes 1,800 shares beneficially owned by each of Mr. Woolsey’s two children and 850 shares beneficially owned by Mr. Woolsey’s wife.

CODE OF ETHICS

The board of directors of the Company has adopted a code of ethics that applies to all directors and executive officers of the Company, including the principal executive officer, the principal financial officer, and the principal accounting officer (the “Executive Management Team”). The code of ethics, which fulfills the requirements of the criteria established by applicable Securities and Exchange Commission regulations is part of the code of ethics that applies to all employees of the Bank. The code of ethics is available at the Bank’s website at www.bankofgreeneville.com. The Company will also provide a copy of the code of ethics free of charge to any person requesting a copy from the Company in writing. Such requests should be sent to the attention of J. Robert Grubbs, President, at the address above.

AUDIT COMMITTEE REPORT
OF THE BOARD OF DIRECTORS

The Audit Committee consists of 4 directors: Messrs. Lawson, Woolsey and Smead and Ms. Warner. Each member meets the independence and qualification standards required by the New York Stock Exchange. During the fiscal year ended December 31, 2005, the Committee met five times. The Audit Committee has adopted a written charter.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Committee’s chief duties are to:

•       hire one or more independent public accountants to audit the Company’s books, records and financial statements and to review its system of accounting, including its systems of internal control;

•       monitor and evaluate, independently and objectively, the Company’s internal financial controls and financial reporting procedure;

•       discuss with the independent accountants the results of their audits and reviews;

•       periodically communicate the Committee’s findings to the Board of Directors; and

•       facilitate communication among the Board of Directors, the independent auditors, and the Company’s management.

The Committee has obtained and reviewed, from the independent auditors, Pershing Yoakley & Associates, P.C., a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence. This statement conforms to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself that the auditors are independent of the Company.

While each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee, members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements are presented in accordance with generally accepting accounting principles or that our auditors are in fact “independent.”

The Committee has discussed with management the Company’s audited financial statements for the year ended December 31, 2005. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the Company’s financial statements. The Committee has also discussed with the independent auditors their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, Pershing Yoakley & Associates, P.C.

Members of the Audit Committee:
Leonard B. Lawson
William J. Smead
Wendy C. Warner
Roger A. Woolsey

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than 10% of the common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”), as well as to furnish the Company with a copy of such report. It is the policy of the Company to file these reports with the SEC on behalf of its directors and executive officers. Additionally, SEC regulations require the Company to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2005, to our knowledge, all directors and executive officers of the Company and the Bank made timely filings of all required forms.

OTHER MATTERS

The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order Of The Board Of Directors,
/s/ T. DON WADDELL
T. Don Waddell
Secretary
Greeneville, Tennessee
April 28, 200

APPENDIX A

BG FINANCIAL GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I. PURPOSE

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of BG Financial Group, Inc. (the “Corporation”) is to provide independent and objective oversight of the accounting functions and internal controls of the Corporation, its subsidiaries and affiliates and to ensure the objectivity of the Corporation’s financial statements. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

II. FUNCTIONS

The Audit Committee shall perform the following functions:

1.     Independent Accountants.   Be directly responsible for the appointment, compensation and oversight of the work of the public accounting firm to be employed by the Corporation for the purpose of preparing or issuing an audit report or related work (“independent accountants”), and such independent accountants shall report directly to the Committee.

2.     Plan of Audit.   Consult with the independent accountants regarding the plan of audit. The Committee shall receive from the independent accountants an audit report containing (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and the management of the Corporation, such as any management letter or schedule of unaudited differences. The Committee shall discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (“SAS 61”), as amended by Statement on Auditing Standards No. 90 (“SAS 90”), relating to the conduct of the audit. The Committee shall review with the independent accountants their report on the audit and review with management the independent accountants suggested changes or improvements in the Corporation’s accounting practices or controls. The Committee shall also resolve disagreements between management of the Corporation and the auditors regarding financial reporting. A final report shall be mailed directly from the independent auditor to the Committee Chairman and to management. A copy of the audit report shall be provided to Committee members in a timely manner.

3.     Accounting Principles and Disclosure.   Review significant developments in accounting rules to the extent they impact the Corporation. The Committee shall review with management recommended changes in the Corporation’s methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements to the extent they impact the Corporation.

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4.     Internal Accounting Controls.   Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management’s presence. If the internal audit is outsourced, the Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the public accounting firm to be employed by the Corporation for the purpose of preparing or issuing an internal audit report or related work. Such independent public accounts performing internal audit work shall report of the Committee.

5.     Annual Reports.   Review and discuss audited financial statements that are to be included in the Annual Report on Form 10-K with the independent accountants and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Corporation’s Form 10-K.

6.     Interim Reports.   Review, or the Committee’s Chairman shall review, any matters identified by the independent accountants pursuant to Statement on Auditing Standards No. 71 (“SAS 71”) regarding the Corporation’s interim financial statements. Any such review shall occur prior to the publication of such interim financial statements on the Corporation’s Quarterly Report on Form 10-Q.

7.     Internal Control Systems.   Review with management and internal auditors the Corporation’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

8.     Ethical Environment.   Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

9.     Oversight of Independent Accountants.   Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Corporation. The Committee also shall engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountants’ report take appropriate action to satisfy itself of the independent accountants’ independence. Members of Committee shall receive periodic reports from the independent accountants regarding the independent accountants’ independence consistent with Independence Standards Board Standard 1 and any other applicable requirements, discuss such reports with the independent accountants along with all significant relationships that the independent accountants have with the Corporation to determine their independence, and if so determined by the Committee, take appropriate action to oversee the independence of the independent accountants.

10.   Adequacy of Personnel.   Review periodically the adequacy of the Corporation’s accounting, financial and auditing personnel resources.

11.   Charter Amendments.   Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

12.   Complaints.   Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or audited materials. The Committee shall also establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

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13.   Approval of Non-Audit Services.   Approve, in advance, all permitted non-audit services to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which de minimus exceptions shall be approved by the Committee prior to the completion of the audit. The Committee hereby delegates authority to the Committee Chairman, when appropriate, to grant advance approvals of permitted non-audit services, provided that any such decisions shall be presented to the full Committee at its next scheduled meeting.

14.   Chairman.   The Chairman of the Committee will be selected annually by members of the Committee. The Committee Chairman may serve consecutive terms.

III. COMPOSITION & INDEPENDENCE

The Committee shall consist of not less than three outside independent members of the directorate. In order to be considered independent for purposes of this Article III, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board Committee (i) accept any consulting, advisory, or other compensatory fee from; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. Exemptions from the requirements set forth in the preceding sentence will be allowed to the extent set forth in the rules and regulations promulgated by the Securities and Exchange Commission. No member of the Committee shall be employed or otherwise affiliated with the Corporation’s independent accountants.

Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee. By yearend 2007, the audit committee shall have the option to seek and designate at least one member of the Committee as the “Audit Committee financial expert.” The “Audit Committee financial expert” shall have, through either (a) education and experience as a public accountant or auditor or principal financial officer, comptroller, or principal accounting officer, or from a position involving the performance of similar functions; (b) experience actively supervising a public accountant or auditor or principal financial officer, comptroller or principal accounting officer or a person performing similar functions; (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (d) other relevant experience, the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) experience with internal accounting controls and procedures for financial reporting; and (v) an understanding of Audit Committee functions. The fact that at least one member of the Committee is an “Audit Committee financial expert” shall be disclosed to the Corporation’s shareholders.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board. In the event that the Committee Chairman, or the Chairman of the Board concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

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IV. QUORUM AND MEETINGS

A quorum of the Committee shall be declared when a majority of the members of the Committee are in attendance. The Committee shall meet on a regular basis. Meetings shall be scheduled at the discretion of the Chairman of the Committee and at the request of members of the Audit Committee, Chief Executive Officer, or the external or internal auditors. Notice of the meetings shall be provided at least five days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

V. REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

The Committee shall report to shareholders in the Corporation’s proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

VI. OTHER AUTHORITY

The Committee is authorized to confer with the Corporation’s management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Corporation shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board for payment of compensation (i) to the independent accountants for the purpose of rendering or issuing an audit report; and (ii) to any advisers employed by the Committee under this Article VI.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations.

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PROXY	BG Financial Group, Inc.

P.O. Box 610

Greeneville, Tennessee  37744

ANNUAL MEETING OF SHAREHOLDERS

May 25, 2006

PLEASE SIGN AND RETURN PROMPTLY TO THE BG FINANCIAL GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints J. Robert Grubbs or Roger A. Woolsey as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of BG Financial Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Thursday, May 25, 2006, at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof.

(1)          As to the election of the board of directors listed in the proxy statement delivered in connection with the annual meeting:

☐	For all nominees listed below	☐	Withhold Authority to vote for all nominees listed below

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)

Don E. Claiborne	Wendy C. Warner

(2)          As to the ratification of the appointment of Pershing Yoakley & Associates, P.C. as BG Financial Group, Inc.’s independent accountants and auditors for fiscal 2006.

☐	For	☐	Against	☐	Abstain

(3)          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1 and 2.

Please Sign below and Return to BG Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744.
This Is the Only Document You Need to Return at this Time.

Date:
Signature of Shareholder(s)
Date:
Signature of Joint Shareholder(s)
☐	I will attend shareholder meeting
☐	I will not attend shareholder meeting